                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) 22 January 1998




                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


                    Delaware                                 1-4534                      23-1274455
 (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


7201 Hamilton Boulevard, Allentown, Pennsylvania                      18195-1501
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911

            Item 5.  Other Events.


                  The Registrant reported net income for the current quarter of
            $161 million. This included one-time after-tax gains of $35 million, or 32 cents per share, on the sale of the Company's 50 percent interest in American Ref-Fuel Company, and $8 million or 7 cents per share from a cogeneration project contract settlement. The Company indicated sales of $1.2 billion were up 10 percent versus $1.1 billion last year.

                  The Registrant reported income from operations of $118
            million, or basic earnings per share of $1.08, for the first quarter ended December 31, 1997. This compares to $100 million, or 91 cents per share in the year ago quarter, a per-share increase of 19 percent. These results include the impact of currency translation effects, which reduced earnings per share growth by 17 cents in the quarter.

                  In summarizing the quarter's results, Air Products Chairman H.
            A. Wagner said, "Air Products has posted a strong follow-on to last year's excellent performance. Reflecting our focus on top-line growth in leadership positions, both our worldwide gases and chemicals businesses recorded solid revenue gains and improved margins, despite the negative impact of significantly weaker foreign currencies."

                  The Industrial Gases segment reported both record sales, up 18 percent, and operating income, which rose 24 percent in the quarter. The worldwide operating margin improved to 20.2 percent. In the Registrant's two largest markets, North America and Europe, merchant and tonnage volumes were significantly higher, supported by recent capital investments that met increased demand across a diversity of end-markets and new business signings. Gas equity affiliate results were lower due to the impact of much weaker foreign exchange on the


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
            Company's operations in Southeast Asia. Additionally, equity affiliates in the prior year included approximately seven weeks of results for Carburos Metalicos, now reported in the Company's consolidated financial results.

                  The Chemicals segment set records for sales, operating income, and margins. First quarter sales increased 10 percent, reflecting robust volume gains across almost every major business, including positive contributions from recent acquisitions. Adjusting for a prior year write-off, operating income rose by 27 percent as volume leverage and significant productivity in manufacturing, distribution, and administrative areas combined to deliver profits to the bottom-line.

                  The Equipment and Services segment posted significantly higher profits, benefiting from a favorable product mix. The business will carry a healthy backlog of high-quality projects through the end of the fiscal year.

                  The Corporate and Other segment results reflect the absence of a prior year gain on the sale of our landfill gas business, and the impact of unfavorable foreign exchange.

                  The Company also announced it had repurchased $150 million of its shares in the quarter, bringing total shares acquired since the program was announced in April 1996 to 5.6 million shares, for a total outlay of approximately $400 million.

                  Mr. Wagner concluded, "We entered 1998 well-positioned to
            deliver continued profitable growth, as a company focused on our core businesses of gases and chemicals. Our first quarter results reflect our strong U.S. and European operations and the good economic conditions in those regions. We also saw the negative impact of Asia on our results from their currency devaluation. For the rest of the year, we are cautious concerning the impact Asia will have on our worldwide operations. Despite these nearterm uncertainties, our worldwide team remains committed to delivering on its targeted results for 1998 and beyond."

            NOTE: The forward-looking statements contained in this document are based on current expectations regarding important risk factors. Actual results may differ materially from those expressed. Important risk factors and uncertainties include the impact of worldwide economic growth, pricing, and other factors resulting from fluctuations in interest rates and foreign currencies, the impact of competitive products and pricing, continued success of productivity programs, and the impact of tax and other legislation and other regulations in the jurisdictions in which the Company and its affiliates operate.

            Financial tables follow:




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
                        AIR PRODUCTS AND CHEMICALS, INC.
                  SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)


(Millions of dollars, except per share)
--------------------------------------------------------------------------------
                                                          Three Months Ended
                                                             31 December
                                                        1997            1996
--------------------------------------------------------------------------------
Sales                                               $1,234.8        $1,120.9

Net Income                                          $  160.5 (b)    $   99.9 (c)

Basic Earnings Per Share   (a)                      $   1.47 (b)    $    .91 (c)

Diluted Earnings Per Share (a)                      $   1.44 (b)    $    .89 (c)
--------------------------------------------------------------------------------

(a) Effective 31 December 1997, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 128, "Earnings Per Share."

(b) Includes an after-tax gain of $35.1 million, or $.32 per share from the sale of the Company's 50% interest in American Ref-Fuel Company and a gain of $7.6 million, or $.07 per share from a cogeneration project contract settlement. Excluding the impact of these special items, net income was $118 million, basic earnings per share was $1.08 and diluted earnings per share was $1.06.

(c) Includes an after-tax gain of $5.9 million, or $.05 per share from the sale of the landfill gas business and an after-tax impairment loss of $6.0 million, or $.05 per share.

(d) In this quarter, foreign exchange and currency translation losses reduced net income growth by $19 million or $.17 per share. Foreign exchange losses for the quarter resulted in a net income loss of $13 million or $.12 per share versus a $1 million net income gain or $.01 per share in last year's first quarter. These foreign exchange losses are principally associated with the Company's gases segment Asian equity affiliates. A stronger U.S. dollar versus most of the world's currencies resulted in a reduction of net income of $5 million or $.04 per share when the operating results of the Company's foreign operations were translated to U.S. dollars using this quarter's rates compared to the rates of the prior year quarter. This impact was principally in the Company's European gases and chemicals businesses.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                               CONSOLIDATED INCOME
                                   (Unaudited)


(Millions of dollars, except per share)
--------------------------------------------------------------------------------
                                                           Three Months Ended
                                                              31 December
                                                          1997           1996
--------------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                                                  $  1,234.8     $  1,120.9
Other income(expense),net                                    (5.3)           9.4
--------------------------------------------------------------------------------
                                                          1,229.5        1,130.3
--------------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of sales                                               720.7          692.7
Selling, distribution and
 administrative                                             269.9          241.5
Research and development                                     26.3           26.7
--------------------------------------------------------------------------------

OPERATING INCOME                                            212.6          169.4
Income from equity affiliates,
 net of related expenses                                      5.7           18.7
Gain on Ref-Fuel Sale and
 Contract Settlement                                         75.2             --
Interest expense                                             40.2           39.9
--------------------------------------------------------------------------------

INCOME BEFORE TAXES                                         253.3          148.2
Income taxes                                                 92.8           48.3
--------------------------------------------------------------------------------

NET INCOME                                             $    160.5     $     99.9
================================================================================

BASIC EARNINGS PER COMMON SHARE                        $     1.47     $      .91
--------------------------------------------------------------------------------

DILUTED EARNINGS PER COMMON SHARE                      $     1.44     $      .89
--------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES (in millions)                               109.1          110.3
--------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON AND
  COMMON EQUIVALENT SHARES (in millions)*                   111.4          112.5
--------------------------------------------------------------------------------
DIVIDENDS DECLARED PER
 COMMON SHARE - Cash                                   $      .30     $     .275
--------------------------------------------------------------------------------

* Diluted earnings per common share is due mainly to the impact of unexercised stock options.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

(Millions of dollars)
--------------------------------------------------------------------------------
                                                     31 December     31 December
                     ASSETS                             1997            1996
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                                   $   85.9        $  160.7
Trade receivables, less allowances for
 doubtful accounts                                       860.8           817.1
Inventories                                              406.0           405.4
Contracts in progress, less progress billings             93.9           152.0
Other current assets                                     229.1           185.0
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   1,675.7         1,720.2
--------------------------------------------------------------------------------
INVESTMENTS                                              328.6           624.6
PLANT AND EQUIPMENT, at cost                           8,847.7         8,577.7
 Less - Accumulated depreciation                       4,372.5         4,186.4
--------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                               4,475.2         4,391.3
--------------------------------------------------------------------------------
GOODWILL                                                 258.7           285.8
OTHER NONCURRENT ASSETS                                  336.3           294.7
--------------------------------------------------------------------------------
TOTAL ASSETS                                          $7,074.5        $7,316.6
================================================================================

     LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
CURRENT LIABILITIES
Payables, trade and other                             $  612.9        $  637.8
Accrued liabilities                                      239.4           246.4
Accrued income taxes                                     195.4            64.5
Short-term borrowings                                     64.8           566.3
Current portion of long-term debt                         47.8            73.7
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                              1,160.3         1,588.7
--------------------------------------------------------------------------------
LONG-TERM DEBT                                         2,234.7         2,101.9
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES           467.8           404.2
DEFERRED INCOME TAXES                                    616.3           643.0
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                      4,479.1         4,737.8
--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share                     124.7           124.7
Capital in excess of par value                           452.1           457.5
Retained earnings                                      3,118.3         2,756.9
Unrealized gain on investments                             4.5            29.8
Cumulative translation adjustments                      (218.9)          (69.8)
Treasury Stock, at cost                                 (442.0)         (262.8)
Shares in trust                                         (443.3)         (457.5)
--------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                             2,595.4         2,578.8
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $7,074.5        $7,316.6
================================================================================

                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


In December 1997, the Company sold its 50% interest in American Ref-Fuel Company, its former waste-to-energy joint venture with Browning-Ferris Industries, Inc.(BFI), to Duke Energy Power Services and United American Energy Corporation. This transaction provides for the sale of Air Products' interest in American Ref-Fuel's five waste-to-energy facilities for $237 million, and the assumption of various parental support agreements by Duke Energy Capital Corporation, the parent company of Duke Energy Power Services. The income statement for the three months ended 31 December 1997 includes a gain of $62.6 million from this sale, ($35.1 million after tax or $.32 per share.) Air Products retained a limited partnership interest in one project which is undergoing a power agreement restructuring. The restructuring is expected to be completed within one year. Fiscal 1997 results included equity affiliates' income related to American Ref-Fuel of $21.4 million before taxes of which $2.3, $.8, $9.6 and $8.7 million was included in the first through fourth quarters respectively.

The results for the three months ended 31 December 1997 also include a gain of $12.6 million from a cogeneration project contract settlement($7.6 million after tax or $.07 per share.)

The Company completed the sale of the landfill gas recovery business, GSF Energy Inc., during the three months ended 31 December 1996. A gain of $9.5 million ($5.9 million after tax, or $.05 per share) was recorded.

During the three months ended 31 December 1996, an impairment loss of $9.3 million ($6.0 million after tax, or $.05 per share) was recorded in the chemicals segment. The write-down was related to production assets in the performance chemicals division and the related goodwill.

On 22 October 1996, the Company obtained control of Carburos Metalicos S.A. (Carburos). In October 1996, the Company increased its ownership percentage in Carburos from 47.6% to 96.7% of the outstanding shares in Carburos. The results for the three months ended 31 December 1996 contained approximately six weeks of consolidated operating results for Carburos. Previously, the Company accounted for its investment using the equity method.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                          SUMMARY BY BUSINESS SEGMENTS
                                   (Unaudited)


(Millions of dollars)
--------------------------------------------------------------------------------
                                                           Three Months Ended
                                                              31 December
                                                         1997             1996
--------------------------------------------------------------------------------
Sales:
   Industrial Gases                                    $  727.0         $  614.5
   Chemicals                                              380.9            346.2
   Equipment/Services                                     126.9            159.0
   Corporate/Other                                           --              1.2
--------------------------------------------------------------------------------
      CONSOLIDATED                                     $1,234.8         $1,120.9
--------------------------------------------------------------------------------

Operating Income:
   Industrial Gases                                    $  147.2         $  118.3
   Chemicals                                               68.4             44.5
   Equipment/Services                                      12.6              5.6
   Corporate/Other                                        (15.6)             1.0
--------------------------------------------------------------------------------
      CONSOLIDATED                                     $  212.6         $  169.4
--------------------------------------------------------------------------------

Equity Affiliates' Income:
   Industrial Gases                                    $     .4         $   12.0
   Chemicals                                                 --              0.1
   Equipment/Services                                       4.4              3.5
   Corporate/Other                                           .9              3.1
--------------------------------------------------------------------------------
      CONSOLIDATED                                     $    5.7         $   18.7
--------------------------------------------------------------------------------

For the three months ended 31 December 1996, operating income of Corporate/Other includes a gain of $9.5 million from the sale of the landfill gas recovery business and operating income of Chemicals includes an impairment loss of $9.3 million.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                          SUMMARY BY GEOGRAPHIC REGIONS
                                   (Unaudited)


(Millions of dollars)
--------------------------------------------------------------------------------
                                                          Three Months Ended
                                                             31 December
                                                        1997             1996
--------------------------------------------------------------------------------
Sales:
   United States                                      $  876.0         $  792.1
   Europe                                                299.4            285.7
   Canada/Latin America                                   51.3             39.6
   Other                                                   8.1              3.5
--------------------------------------------------------------------------------
      CONSOLIDATED                                    $1,234.8         $1,120.9
--------------------------------------------------------------------------------

Operating Income:
   United States                                      $  169.1         $  144.2
   Europe                                                 41.0             20.1
   Canada/Latin America                                    3.5              5.4
   Other                                                  (1.0)             (.3)
--------------------------------------------------------------------------------
      CONSOLIDATED                                    $  212.6         $  169.4
--------------------------------------------------------------------------------

Equity Affiliates' Income:
   United States                                      $    5.5         $    6.2
   Europe                                                  2.7              7.1
   Canada/Latin America                                    2.9              2.7
   Other                                                  (5.4)             2.7
--------------------------------------------------------------------------------
      CONSOLIDATED                                    $    5.7         $   18.7
--------------------------------------------------------------------------------

For the three months ended 31 December 1996, operating income of United States includes a gain of $9.5 million from the sale of the landfill gas recovery business and operating income of Europe includes an impairment loss of $9.3 million.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                       RESTATED EARNINGS PER SHARE AMOUNTS

Effective 31 December 1997, the Company adopted SFAS No. 128, "Earnings Per Share." This standard establishes new accounting and disclosure for EPS. The EPS amounts for fiscal years 1997 and 1996 have been restated to conform to SFAS No. 128 requirements. The following table summarizes the restatement for each quarter and the years ended 30 September 1997 and 1996:


(Millions of dollars, except per share)        First        Second         Third        Fourth         Total
-------------------------------------------------------------------------------------------------------------
30 SEPTEMBER 1997
Numerator for basic EPS
and diluted EPS-net income                    $  99.9       $ 106.0       $ 116.0       $ 107.4       $ 429.3

Denominator for basic EPS
-weighted average shares                        110.3         109.9         109.9         109.9         110.0

Effect of dilutive
securities:
  Employee stock options                          1.8           1.9           1.9           2.1           2.0
  Other award plans                                .4            .5            .5            .6            .5
                                              ---------------------------------------------------------------
                                                  2.2           2.4           2.4           2.7           2.5
Denominator for diluted EPS
-weighted average shares
 and assumed conversions                        112.5         112.3         112.3         112.6         112.5
                                              ===============================================================

Basic EPS                                     $   .91       $   .96       $  1.06       $   .98       $  3.90
                                              ===============================================================

Diluted EPS                                   $   .89       $   .94       $  1.03       $   .95       $  3.82
                                              ===============================================================

30 SEPTEMBER 1996
Numerator for basic EPS
and diluted EPS-net income                    $  89.0       $ 135.3       $  98.0       $  94.1       $ 416.4

Denominator for basic EPS
-weighted average shares                        111.8         111.9         112.0         111.3         111.7

Effect of dilutive
securities:
  Employee stock options                          1.4           1.4           1.5           1.3           1.4
  Other award plans                                .5            .4            .4            .4            .4
                                              ---------------------------------------------------------------
                                                  1.9           1.8           1.9           1.7           1.8
Denominator for diluted EPS
-weighted average shares
 and assumed conversions                        113.7         113.7         113.9         113.0         113.5
                                              ===============================================================

Basic EPS                                     $   .80       $  1.21       $   .88       $   .85       $  3.73
                                              ===============================================================

Diluted EPS                                   $   .78       $  1.19       $   .86       $   .83       $  3.67
                                              ===============================================================

Note: Each quarter is calculated as a discrete period; the sum of the four quarters may not equal the calculated full-year amount.




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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Air Products and Chemicals, Inc.
                                   -----------------------------------------
                                   (Registrant)




      Dated: 22 January 1998       By:   /s/ Arnold H. Kaplan
                                      --------------------------------------
                                             Arnold H. Kaplan
                                             Senior Vice President - Finance




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